STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2002-1

Distribution Number	21
Beginning Date of Collection Period	20-Nov-03
End Date of Collection Period	21-Dec-03
Distribution Date	22-Dec-03
Previous Distribution Date	20-Nov-03

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advance/Reimbursement
Principal Collections	27,839,204.99
Collections of Interest (net of Servicing Fee and principal recoveries)
Servicing fee	220,421.65
Principal recovery	7,897.52
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	31,328,041.08
Interest Paid to Certificates	462,134.29
Principal Paid to Certificates	28,534,261.83
Equity Certificate	2,111,223.31
Servicing Fee	220,421.65

Balance Reconciliation

Begin Principal Balance	529,011,958.63
Principal Collections (including repurchases)	27,839,204.99
Charge off Amount	695,056.83
End Principal Balance	500,477,696.81

Collateral Performance
Cash Yield (% of beginning balance)	7.90%
Charge off Rate (net of principal recoveries; % of beginning balance)
Net Yield	6.34%

Delinquent Loans
30-59 days principal balance of loans	16,272,048.27
30-59 days number of loans	190
60-89 days principal balance of loans	4,573,546.66
60-89 days number of loans	42
90+ days principal balance of loans	22,135,683.91
90+ days number of loans	233

Home Equity Loan Detail
Number purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance purchased pursuant to 2.02, 2.04 and 3.01
Substitution Adjustment Amounts	-
Number outstanding beginning of period	6,013
Number outstanding end of period	5,760
Number that went into REO	17
Principal Balance that went into REO	1,909,472.62

Overcollateralization
Begin OC Amount	191,413,823.00
OC Release Amount	0.00
Extra Principal Distribution	0.01
End OC Amount	191,413,823.01

Target OC Amount	191,413,823.01
Interim OC Amount	191,413,823.00
Interim OC Deficiency	0.01

Monthly Excess Cashflow	2,111,223.32

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Principal Balance as Percent of Total Original Certificate Balance

Interest Calculations
1 month LIBOR	1.12000%
Class A Formula Rate (1-mo. Libor plus 37bps)	1.49000%
Class A Pass-Through Rate	1.49000%
Class M Formula Rate (1-mo. Libor plus 82bps)	1.94000%
Class M Pass-Through Rate	1.94000%
Available Funds Cap	9.60150%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	28.599108
2. Principal Distribution per $1,000	28.157876
3. Interest Distribution per $1,000	0.441232

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.49000%
2. Days in Accrual Period	32

3. Class A Interest Due	397,449.01
4. Class A Interest Paid	397,449.01
5. Class A Supplemental Interest Amount Paid	0.00

6. Class A Unpaid Interest Carry Forward Amount, EOP
7. Class A Unpaid Supplemental Interest Amount, EOP

C. Calculation of Class A Principal Due & Paid
1. Class A Certificate Principal Balance, BOP	300,087,342.74
2. Class A Principal Due	25,363,797.68
3. Class A Principal Paid	25,363,797.68
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Certificate Principal Balance, EOP	274,723,545.06

7. Class A Certificate Principal Balance as a % of the Original Class A Certificate Principal Balance, EOP
8. Class A Certificate Principal Balance as a % of the Pool Balance, EOP

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	28.732366
2. Principal Distribution per $1,000	28.157875
3. Interest Distribution per $1,000	0.574490

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	1.94000%
2. Days in Accrual Period	32

3. Class M Interest Due	64,685.28
4. Class M Interest Paid	64,685.28
5. Class M Supplemental Interest Amount Paid	0.00

6. Class M Unpaid Interest Carry Forward Amount, EOP
7. Class M Unpaid Supplemental Interest Amount, EOP

C. Calculation of Class M Principal Due & Paid
1. Class M Certificate Principal Balance, BOP	37,510,792.89
2. Class M Principal Due	3,170,464.15
3. Class M Principal Paid	3,170,464.15
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Certificate Principal Balance, EOP	34,340,328.74

7. Class M Certificate Principal Balance as a % of the Original Class M Certificate Principal Balance, EOP
8. Class M Certificate Principal Balance as a % of the Pool Balance, EOP